POWER OF ATTORNEY

         I, the undersigned Trustee of The Wright Managed Income Trust, hereby constitute and appoint Peter M. Donovan, Judith R. Corchard, Alan R. Dynner and James L. O'Connor, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below, (i) any Registration Statement on Form N-1A, Form N-14, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by The Wright Managed Income Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable The Wright Managed Income Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements and amendments to said Registration Statements.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 29th day of October, 2004.

/s/ Peter M. Donovan                                /s/ H. Day Brigham, Jr.
--------------------------------------              -----------------------
Peter M Donovan, President, Principal                H. Day Brigham, Jr.
Executive Officer and Trustee                        Trustee

                                                     /s/ Dorcas R. Hardy
-------------------------                            ----------------------
James J. Clarke                                      Dorcas R. Hardy
Trustee                                              Trustee


/s/ Leland Miles                                      /s/ A. M. Moody III
-------------------------                            --------------------------
Leland Miles                                         A. M. Moody III
Trustee                                              Trustee

/s/ James L. O'Connor                                /s/ Richard E. Taber
-----------------------------------------            -----------------------
James L. O'Connor, Treasurer, Principal              Richard E. Taber
Financial and Accounting Officer                     Trustee

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